UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09561

Century Capital Management Trust

(Exact name of registrant as specified in charter)

c/o Century Capital Management, LLC
100 Federal Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Maureen Kane

Century Capital Management, LLC
100 Federal Street, Boston, Massachusetts 02110

(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 482-3060

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Item 1. Reports to Shareholders.

This report is submitted for the general information of the shareholders of Century Small Cap Select Fund, Century Shares Trust, and Century Growth Opportunities Fund (each a “Fund” and collectively, the “Funds”). It is not authorized for distribution to prospective investors in a Fund unless it is preceded by or accompanied by the Fund’s current prospectus. The prospectus includes important information about the Fund’s objective, risks, charges and expenses, experience of its management, and other information. Please read the prospectus carefully before you invest.

The views expressed in this report are those of the Funds’Portfolio Managers as of April 30, 2013, the end of the reporting period. Any such views are subject to change at any time and may not reflect the Portfolio Managers’ views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice. There is no assurance that the Funds will continue to invest in the securities mentioned in this report.

Century Funds	Letter to Shareholders
April 30, 2013 (Unaudited)

Dear Fellow Shareholders,

It is with great pride and humility that we write to you in this 85th year of Century. When the original trustees penned their first correspondence to Century Shares Trust shareholders in 1928 they had no idea that the next few years would hold one of the stock market’s worst crashes, the Great Depression, another World War, and a post-war economic boom. They believed fundamental analysis and investing in quality companies with strong management teams was the proper formula to help investors grow their investment capital over the long-term. We maintain these ideals today as our world faces its own challenges and opportunities. We remain optimistic that our consistent approach to investment management will help our shareholders achieve their long-term financial goals.

We have always found the topic of retirement savings to be of great interest. Our shareholders, like others, have always worked hard and tried to save in order to have an enjoyable retirement. This goal has become more of a challenge over the years as traditional pension plans have become obsolete and the long-term viability of Social Security has been called into question. Investors are increasingly responsible for funding their own retirement, and this burden is a tremendous challenge that is hard to accomplish alone.

The economic hardships of the past few years are reflected in the results of the Employee Benefit Research Institute’s 2013 Retirement Confidence Survey. The percentage of working respondents who are “very” confident in having enough money to pay for basic expenses in retirement was 25%, down from a 20-year peak high of 40%. Those who said “not too” or “not at all” confident in their saving enough grew from 18% in 2007 to 29% in 2013.

What drove me to write about this challenge in my letter? As I stopped to pick up a few items on the way home from work, I realized the irony that my bank would be giving me 2.0% back on my purchases that I made with my debit card. At the same time, the money that I deposit with them in a savings account was earning less than 0.1%. Why is my bank, which normally seeks to attract deposits and encourage savings, now providing greater incentives for me to spend rather than save? The reversal of norms warps the typical long-term incentives of individuals and their ability to achieve their financial goals. We are clearly living in unusual times.

Today’s low interest rate environment is impacting many traditional avenues for savings: savings accounts, money market accounts, certificates of deposit (CDs). Real U.S. Treasury interest rates for maturities 10 years and under remain negative. Investors continue to place disproportionate amounts of investable assets into bond related mutual funds, despite the lack of yield. There is a communal aversion to risky assets since the financial downturn.

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Century Funds	Letter to Shareholders
April 30, 2013 (Unaudited)

Source: Federal Deposit Insurance Corporation/Citi (Data as of 5/2/2013; Data range 6/30/1999 through 12/31/2012)

We believe it is important that investors consider a fully balanced and diversified approach to their investment and retirement planning strategy. Diversification and a consistent savings program are essential in an environment where more traditional savings methods offer little to no investment return. Over the long-term, the equity markets have proven to be a good defender of purchasing power for investors as the markets have historically outpaced inflation. Inflation can be a real corrosive force to retirees who may be on a fixed budget.

2	www.centuryfunds.com

Century Funds	Letter to Shareholders
April 30, 2013 (Unaudited)

Past performance does not guarantee future results

Source: Factset & St. Louis Federal Reserve (Data as of 6/5/2013; Data range 12/31/1987 through 12/31/2012)

Our industry hasn’t always made it easy for investors to feel comfortable. The impact of the 2008 financial crisis and a few highly publicized missteps have left some to believe the deck is stacked against them. However, we are optimistic about the economic growth outlook, as illustrated in the recent chart below of Leading Economic Indicators (LEI), which looks favorable over the coming months.

Source: Factset (Data as of 6/5/2013; Data range 6/30/1987 through 4/30/2013)
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Century Funds	Letter to Shareholders
April 30, 2013 (Unaudited)

At Century we take our fiduciary responsibility seriously. We understand the importance of the role we play in our shareholders’ overall financial roadmap. 85 years after the inception of Century Shares Trust, we remain committed to investing in high-quality growth companies that we believe will deliver solid returns over the long-term. Helping our shareholders reach their goals isn’t a fad or a tagline; it’s a responsibility and a privilege.

We appreciate your investment in the Century Funds. We invite your questions and comments.

Respectfully submitted,

Alexander L. Thorndike
Chairman of the Century Funds

4	www.centuryfunds.com

Century Small Cap Select Fund	Fund Commentary
April 30, 2013 (Unaudited)

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended April 30, 2013, Century Small Cap Select Fund Institutional Shares returned +11.69% and the Investor Shares returned +11.51%, underperforming the Russell 2000 Growth Index’s (R2G) return of +16.60%.

WHAT FACTORS INFLUENCED PERFORMANCE?

Investor enthusiasm returned to the equity markets this year. While cyclical stocks drove performance early in the six-month period with Industrials and Materials outperforming, the leadership changed in January toward defensive sectors, as Health Care and Consumer Staples outperformed. For the full period, sector performance was mixed. Financials, Health Care, and Industrials led performance while Materials, Energy, and Utilities lagged significantly.

The overall equity markets were strong, and every sector of the R2G finished with positive returns. Investors are digesting some powerful crosswinds, as the equity markets climb a ‘wall of worry.’ On the positive side, inflation remains low and has decelerated, even as the Federal Reserve continues to pump money into the economy; the Housing sector has rebounded; and unemployment continues to slowly improve. On the negative side, the payroll tax increase and the federal sequester are hindering Gross Domestic Product (GDP) growth trends; and the Europe and Asia economic malaise causes the dollar to strengthen, which makes imported good and commodities cheaper, but our own exports more expensive. While large discretionary purchases (houses and cars) are rising, the rest of economic spending seems to be muted, and this crosswind within consumer spending is unusual.

Century Small Cap Select Fund’s performance lagged, primarily due to stock selection. j2 Global Inc. (Business cloud services), HFF Inc. (Commercial real estate intermediary) and Cohen & Steers Inc. (Asset manager – real estate) provided outsized gains over the six month period. Weakness in Atlas Air Worldwide (Aircraft outsourcer), Liquidity Services (Auction marketplace), and Select Comfort Corp. (Bed retailer) contributed to the Fund’s underperformance. In terms of sector attribution, Health Care was the leading contributor to performance, while Information Technology and Industrials lagged.

HOW WAS THE PORTFOLIO POSITIONED AT PERIOD END?

We have reduced our allocations to Information Technology and Materials. Technology stocks results have been negatively impacted by a general decline in the rate of spending in the space. We remain underweight in Consumer Discretionary, though we have increased our overall position. We are cautious on the Industrial sector as we await the full impact of the sequester budget and strengthening dollar impact.

Overall we remain optimistic regarding the long-term outlook for both equities and the U.S. economy. Data points indicate that we should anticipate steady, moderate growth for the balance of 2013. Short-term impediments remain: the ongoing government tax/spend policy unknowns and the “tapering” of Federal Reserve monetary easing. A pull back in equity markets should be expected given the meteoric gains of recent months. Longer term, we believe that valuations are reasonable both on a relative and historical basis. We are encouraged by the strength of corporate balance sheets. We will continue to trim and build around high quality franchises with solid fundamentals, competitive advantages, and pricing power.

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Century Small Cap Select Fund	Fund Commentary
April 30, 2013 (Unaudited)

Risks: The Fund concentrates its investments in the financial services and health care group of industries. Concentration in a particular industry subjects the Fund to the risks associated with that industry, and as a result, the Fund may be subject to greater price volatility than funds with less concentrated portfolios. In addition, the Fund invests in smaller companies which pose greater risks than those associated with larger, more established companies. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*

J2 GLOBAL, INC.	4.48%
Internet Software & Services
CAI INTERNATIONAL, INC.	3.99%
Trading Companies & Distributors
COGENT COMMUNICATIONS GROUP, INC.	2.71%
Diversified Telecommunication Services
SIGNATURE BANK	2.42%
Commercial Banks
HFF, INC., CLASS A	2.40%
Capital Markets
BEACON ROOFING SUPPLY, INC.	2.35%
Trading Companies & Distributors
NPS PHARMACEUTICALS, INC.	2.32%
Biotechnology
CARRIZO OIL & GAS, INC.	2.32%
Oil, Gas & Consumable Fuels
DSW, INC., CLASS A	2.28%
Specialty Retail
BROOKDALE SENIOR LIVING, INC.	2.19%
Health Care Providers & Services

Portfolio Composition*

Health Care	20.3%
Information Technology	19.8%
Industrials	18.7%
Consumer Discretionary	12.5%
Financials	10.3%
Energy	5.5%
Consumer Staples	3.0%
Telecommunication Services	2.7%
Materials	1.5%
Cash, Cash Equivalents, & Other Net Assets	5.7%

*Based on the Fund’s net assets at April 30, 2013 and subject to change.

6	www.centuryfunds.com

Century Small Cap Select Fund	Performance Summary
April 30, 2013 (Unaudited)

Institutional Shares and Investor Shares

The returns shown below represent past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the Fund’s past performance. For the most recent month-end performance, please call 800-303-1928.

As stated in the Fund’s current prospectus, the total (gross) operating expenses are 1.10% for the Institutional Shares and 1.47% for the Investor Shares. Returns would have been lower during the 10 year period if certain fees had not been waived or expenses reimbursed. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Average Annual Total Returns April 30, 2013
	1 Year	3 Year	5 Year	10 Year
Century Small Cap Select Fund –
Institutional Shares	8.19%	13.78%	6.93%	9.12%
Century Small Cap Select Fund –
Investor Shares	7.79%	13.38%	6.54%	8.74%
Russell 2000® Growth Index	15.67%	12.94%	7.81%	10.53%

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Century Small Cap Select Fund	Performance Summary
April 30, 2013 (Unaudited)

The graphs and table reflect the change in value of a hypothetical investment in the Fund, including reinvest of dividends and distributions, compared with the index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. Index returns assume reinvestment of dividends but, unlike Fund returns, do not reflect fees or expenses. One cannot invest directly in an index.

8	www.centuryfunds.com

Century Shares Trust	Fund Commentary
April 30, 2013 (Unaudited)

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended April 30, 2013, Century Shares Trust’s shares returned +12.57%, underperforming the Russell 1000 Growth Index +13.71%.

WHAT FACTORS INFLUENCED PERFORMANCE?

Investor optimism has returned. The fiscal year started strong with equity markets rallying led by cyclical sectors (e.g. Materials and Industrials) while defensive sectors (e.g. Staples, Telecomm and Utilities) were laggards. Equity markets continued to appreciate into 2013, but sector leadership shifted toward defensive sectors, while cyclical sectors underperformed.

The stock market performance was buoyed by solid earnings growth and an improved economic outlook. Stocks in the Russell 1000 Growth Index benefitted from multiple expansion, with Next 12 month (NTM) price-to-earnings (P/E) increasing over 200 bps to 16.2x. Early in the year investors were concerned about slowing growth in China, the impact of Federal sequestration, and the ongoing European financial crisis. Today, investors appear encouraged that the U.S. economy may grow at a moderate and steady rate. This improved domestic outlook has helped stocks rise.

In the large cap growth universe, the Information Technology sector is the largest sector in the Russell 1000 Growth index and lagged all other sectors. The sector appreciated only 3.1% versus the Russell 1000 Growth index gain of 13.7%. Apple, which represents 17% of the Technology sector weighting, declined about 25% during the period, and other well known technology firms were down more than 20%.

Century Shares Trust performance lagged the Russell 1000 Growth primarily due to sector allocation. The Fund was underweight the Telecommunications and Consumer Discretionary sectors for the six-month period ended April 30, 2013. Also, cash was a drag on performance given the strong stock market. Strong stock selection partially offset the weak sector allocation. Stocks such as B/E Aerospace (Aircraft cabin interior supplier), Green Mountain Coffee Roasters (Specialty coffee manufacturer), CBS Corp (Mass media company), and Adobe Systems (Marketing software) were positive contributors to performance. Apple (Consumer technology), Tiffany & Co. (Luxury retailer), Apache Corp (Energy – E&P), and Express Scripts (Pharmacy Benefit Manager), were underperformers.

HOW WAS THE PORTFOLIO POSITIONED AT PERIOD-END?

We have been focused more on managing outperforming positions. With the stock market up significantly in the past six months, a number of portfolio holdings have reached their price targets. We have sold or trimmed many of these positions. We have increased the Fund’s weighting in Consumer stocks while reducing allocations in the Energy and Technology sectors.

We feel confident in the Fund’s current portfolio positioning, believing the companies we own will do well in a slow growth environment. The Fund is diversified across almost every sector, while maintaining a modest overweight in Financials and a modest underweight in Technology and Telecommunications. We continue to invest in high quality growth companies – with barriers to entry or competitive advantages – because we believe these factors will enable a company to enjoy attractive growth and returns over time.

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Century Shares Trust	Fund Commentary
April 30, 2013 (Unaudited)

Risks: The Fund may invest a significant portion of assets in a limited number of companies or in companies within the same market sector. As a result, the Fund may be more susceptible to financial, market and economic events affecting particular companies or sectors and therefore may experience greater price volatility than funds with more diversified portfolios. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*

GOOGLE, INC., CLASS A	4.46%
Internet Software & Services
B/E AEROSPACE, INC.	4.24%
Aerospace & Defense
LYONDELLBASELL INDUSTRIES NV, CLASS A	4.13%
Chemicals
QUALCOMM, INC.	3.83%
Communications Equipment
ORACLE CORP.	3.66%
Software
RESMED, INC.	3.64%
Health Care Equipment & Supplies
APPLE, INC.	3.62%
Computers & Peripherals
EXPRESS SCRIPTS HOLDING CO.	3.47%
Health Care Providers & Services
CISCO SYSTEMS, INC.	3.39%
Communications Equipment
DIRECTV	3.39%
Media

Portfolio Composition*

Information Technology	25.5%
Consumer Discretionary	20.5%
Industrials	12.9%
Health Care	12.9%
Consumer Staples	9.3%
Financials	7.5%
Energy	4.8%
Materials	4.1%
Cash, Cash Equivalents, & Other Net Assets	2.5%

*Based on the Fund’s net assets at April 30, 2013 and subject to change.

10	www.centuryfunds.com

Century Shares Trust	Performance Summary
April 30, 2013 (Unaudited)

Institutional Shares

The returns shown below represent past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the Fund’s past performance. For the most recent month-end performance, please call 800-303-1928.

As stated in the Fund’s current prospectus, the total (gross) operating expenses are 1.12%. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Average Annual Total Returns April 30, 2013
	1 Year	3 Year	5 Year	10 Year
Century Shares Trust – Institutional Shares	8.52%	10.38%	4.52%	6.76%
Russell 1000® Growth Index	12.60%	13.44%	6.66%	8.08%

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Century Shares Trust	Performance Summary
April 30, 2013 (Unaudited)

The graph and table reflect the change in value of a hypothetical investment in the Fund, including reinvest of dividends and distributions, compared with the listed indices. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

12	www.centuryfunds.com

Century Growth Opportunities Fund	Fund Commentary
April 30, 2013 (Unaudited)

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended April 30, 2013, Century Growth Opportunities Fund returned +9.35%, trailing the Russell 2500 Growth Index, which returned +16.79%.

WHAT FACTORS INFLUENCED PERFORMANCE?

The early part of the six-month period saw cyclical sectors rally, particularly Industrials, which benefitted from continued monetary easing by the Federal Reserve and improving economic indicators. More defensive-oriented sectors drove performance into the backend of the period. Overall equity market returns were strong with major indices providing double digit returns. Interestingly, Information Technology usually provides leadership in bull markets, but has lagged in the current market.

In the early portion of 2013, lower price-to-earnings (P/E) and slower growth companies tended to outperform. It appears that investors are favoring companies characterized by strong returns on capital versus those displaying high growth. One contributing factor may be that European capital is seeking safer haven within this segment of the US equity market. Mixed economic results and tepid company management commentary make it difficult to determine which direction we are heading.

The Russell 2500 Growth Index showed strength across all sectors during the six-month period ending April 30. Financials and Consumer Discretionary were the top performing sectors, while only Materials failed to achieve double digit gains.

The Fund’s underperformance was primarily a result of stock selection, though our cash position, despite being small, was a drag against an upward trending stock market. Performance was impacted by declines in Broadsoft Inc. (Communications services provider), Allied Nevada Gold Corp. (Gold and silver producer), and Vera Bradley Inc. (Women’s accessories provider). Other Information Technology and Consumer Discretionary holdings also hindered returns. Hanesbrands Inc. (Consumer apparel company), B/E Aerospace Inc. (Aircraft cabin interior supplier), and Universal Health Services Inc. (Health services provider) contributed significant returns.

HOW WAS THE PORTFOLIO POSITIONED AT PERIOD-END?

Although the domestic economy appears to have slowed recently, we are encouraged that the housing and auto sectors appear strong, both beneficiaries of historically low interest rates. Domestic oil and gas production remains on the rise, driven by shale gas drilling technology. We believe this will have favorable implications for the on-shoring trend in manufacturing. Concerns over the ongoing European financial crisis and the strength of the Chinese economy will continue to weigh on investors in the short-term. With these factors in mind, we continue to search for companies with sustainable secular growth drivers.

The lack of strength in Information Technology led us to reduce our position significantly over the period, and we are now underweight relative to our benchmark. We do believe that individual opportunities exist. We have also reduced allocations to Materials and Energy, while adding to exposure in Consumer and Health Care.

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Century Growth Opportunities Fund	Fund Commentary
April 30, 2013 (Unaudited)

Risks: The Fund invests mainly in small-cap and mid-cap companies, which, historically, have been more volatile in price than the stocks of large-cap companies. The Fund may invest in foreign companies, which involves risks not associated with investing solely in U.S. companies, such as currency fluctuations, unfavorable political developments, or economic instability. These risks are magnified in emerging markets. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*

HANESBRANDS, INC.	2.52%
Textiles, Apparel & Luxury Goods
ALLIANCE DATA SYSTEMS CORP.	2.47%
IT Services
B/E AEROSPACE, INC.	2.40%
Aerospace & Defense
BUFFALO WILD WINGS, INC.	2.35%
Hotels, Restaurants & Leisure
BROWN & BROWN, INC.	2.26%
Insurance
UNIVERSAL HEALTH SERVICES, INC., CLASS B	2.26%
Health Care Providers & Services
SALIX PHARMACEUTICALS LTD.	2.25%
Pharmaceuticals
ASSOCIATED BANC CORP.	2.13%
Commercial Banks
KANSAS CITY SOUTHERN	2.11%
Road & Rail
WADDELL & REED FINANCIAL, INC., CLASS A	2.08%
Capital Markets

Portfolio Composition*

Consumer Discretionary	25.0%
Health Care	21.9%
Industrials	15.2%
Information Technology	14.8%
Financials	8.5%
Energy	3.9%
Consumer Staples	3.7%
Telecommunication Services	1.9%
Materials	1.6%
Cash, Cash Equivalents, & Other Net Assets	3.5%

*Based on the Fund’s net assets at April 30, 2013 and subject to change.

14	www.centuryfunds.com

Century Growth Opportunities Fund	Performance Summary
April 30, 2013 (Unaudited)

Institutional Shares

The returns shown below represent past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the Fund’s past performance. For the most recent month-end performance, please call 800-303-1928.

As stated in the Fund’s current prospectus, the total (gross) operating expenses are 1.20%. The Adviser has agreed contractually to limit the operating expenses for the Fund’s Institutional Shares to 1.10% through February 28, 2014. Returns would have been lower during all periods if certain fees had not been waived or expenses reimbursed. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Average Annual Total Returns April 30, 2013
		Since
	1 Year	Inception*
Century Growth Opportunities Fund – Institutional Shares	2.79%	7.07%
Russell 2500® Growth	15.08%	15.49%
* Fund Inception date of November 17, 2010.

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Century Growth Opportunities Fund	Performance Summary
April 30, 2013 (Unaudited)

The graph and table reflect the change in value of a hypothetical investment in the Fund, including reinvest of dividends and distributions, compared with the listed indices. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The Russell 2500® Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends but, unlike Fund returns, do not reflect fees or expenses. One cannot invest directly in an index.

16	www.centuryfunds.com

This Page Intentionally Left Blank.

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Century Small Cap Select Fund	Portfolio of Investments
April 30, 2013 (Unaudited)

Shares		Value
COMMON STOCKS - 94.3%
Consumer Discretionary - 12.5%
Distributors - 1.1%
89,393	Core-Mark Holding Co., Inc.	$4,652,012

Hotels, Restaurants & Leisure - 1.1%
53,558	Buffalo Wild Wings, Inc.(a)	4,820,220

Household Durables - 1.6%
149,423	The Ryland Group, Inc.	6,733,000

Leisure Equipment & Products - 1.0%
84,875	Sturm Ruger & Co., Inc.	4,351,541

Specialty Retail - 6.7%
148,071	DSW, Inc., Class A	9,790,455
116,600	Sally Beauty Holdings, Inc.(a)	3,504,996
168,761	Select Comfort Corp.(a)	3,581,108
261,478	Stage Stores, Inc.	7,240,326
403,177	West Marine, Inc.(a)	4,769,584
		28,886,469
Textiles, Apparel & Luxury Goods - 1.0%
84,617	Hanesbrands, Inc.(a)	4,244,389
Total Consumer Discretionary		53,687,631

Consumer Staples - 3.0%
Food Products - 1.0%
65,895	The Hain Celestial Group, Inc.(a)	4,299,649
Personal Products - 2.0%
311,017	Prestige Brands Holdings, Inc.(a)	8,381,908
Total Consumer Staples		12,681,557

Energy - 5.5%
Energy Equipment & Services - 3.2%
288,678	Helix Energy Solutions Group, Inc.(a)	6,651,141
996,466	Pioneer Energy Services Corp.(a)	7,025,085
		13,676,226

Oil, Gas & Consumable Fuels - 2.3%
409,925	Carrizo Oil & Gas, Inc.(a)	9,928,384
Total Energy		23,604,610

Shares		Value
Financials - 10.3%
Capital Markets - 6.2%
216,333	Cohen & Steers, Inc.	$8,547,317
491,257	HFF, Inc., Class A	10,291,834
233,791	Stifel Financial Corp.(a)	7,532,746
		26,371,897
Commercial Banks - 2.4%
144,567	Signature Bank(a)	10,352,443

Consumer Finance - 1.1%
330,790	DFC Global Corp.(a)	4,465,665

Insurance - 0.6%
144,589	Tower Group International Ltd.	2,735,624
Total Financials		43,925,629

Health Care - 20.3%
Biotechnology - 3.1%
116,260	Myriad Genetics, Inc.(a)	3,237,841
740,503	NPS Pharmaceuticals, Inc.(a)	9,944,955
		13,182,796
Health Care Equipment & Supplies - 2.4%
117,306	Cyberonics, Inc.(a)	5,093,427
260,443	Meridian Bioscience, Inc.	5,284,388
		10,377,815
Health Care Providers & Services - 7.3%
254,317	Acadia Healthcare Co., Inc.(a)	8,023,702
164,609	Air Methods Corp.	6,023,043
78,049	BioScrip, Inc.(a)	1,081,759
363,623	Brookdale Senior Living, Inc.(a)	9,377,837
145,129	IPC The Hospitalist Co., Inc.(a)	6,620,785
		31,127,126
Health Care Technology - 2.0%
467,900	MedAssets, Inc.(a)	8,763,767

Life Sciences Tools & Services - 3.6%
377,021	Bruker Corp.(a)	6,699,663
446,850	WuXi PharmaTech (Cayman),
	Inc., ADR(a)	8,521,430
		15,221,093

Pharmaceuticals - 1.9%
143,141	Jazz Pharmaceuticals PLC(a)	8,352,277
Total Health Care		87,024,874

See notes to financial statements
18	www.centuryfunds.com

Century Small Cap Select Fund	Portfolio of Investments
April 30, 2013 (Unaudited)

Shares		Value
Industrials - 18.7%
Aerospace & Defense - 1.1%
59,593	Triumph Group, Inc.	$4,761,481
Commercial Services & Supplies - 1.5%
133,443	Heritage Crystal Clean, Inc.(a)	2,075,039
179,629	Herman Miller, Inc.	4,506,891
		6,581,930
Construction & Engineering - 0.9%
176,929	Aegion Corp.(a)	3,726,125
Machinery - 4.9%
133,058	Graco, Inc.	8,054,001
97,976	Lindsay Corp.	7,526,516
166,785	Sun Hydraulics Corp.	5,462,209
		21,042,726
Professional Services - 1.5%
117,592	The Corporate Executive Board Co.	6,627,485
Road & Rail - 1.5%
164,499	Old Dominion Freight Line, Inc.(a)	6,333,211
Trading Companies & Distributors - 7.3%
264,018	Beacon Roofing Supply, Inc.(a)	10,067,006
670,300	CAI International, Inc.(a)	17,085,947
60,897	DXP Enterprises, Inc.(a)	4,072,792
		31,225,745
Total Industrials		80,298,703
Information Technology - 19.8%
Communications Equipment - 2.8%
288,572	Aruba Networks, Inc.(a)	6,489,984
380,098	Radware Ltd.(a)	5,697,669
		12,187,653
Electronic Equipment Instruments & Components - 1.8%
105,380	Anixter International, Inc.	7,559,961
Internet Software & Services - 8.1%
244,302	Dealertrack Technologies, Inc.(a)	6,803,811
471,691	j2 Global, Inc.	19,197,823
60,462	Liquidity Services, Inc.(a)	1,989,200
170,028	LivePerson, Inc.(a)	2,179,759
138,808	Stamps.com, Inc.(a)	4,697,263
		34,867,856
IT Services - 1.4%
512,883	Sapient Corp.(a)	5,990,474

Shares		Value
Information Technology (continued)
Semiconductors & Semiconductor Equipment - 2.5%
99,459	Hittite Microwave Corp.(a)	$5,580,644
129,552	Silicon Laboratories, Inc.(a)	5,144,510
		10,725,154
Software - 3.2%
86,624	BroadSoft, Inc.(a)	2,214,109
64,646	Imperva, Inc.(a)	2,519,901
195,209	NetScout Systems, Inc.(a)	4,452,717
85,943	SolarWinds, Inc.(a)	4,370,202
		13,556,929
Total Information Technology		84,888,027
Materials - 1.5%
Chemicals - 0.1%
21,975	Olin Corp.	531,136
Metals & Mining - 1.4%
460,338	Globe Specialty Metals, Inc.	6,012,014
Total Materials		6,543,150
Telecommunication Services - 2.7%
Diversified Telecommunication Services - 2.7%
405,099	Cogent Communications Group, Inc.	11,602,035
TOTAL COMMON STOCKS
(Cost $323,915,364)		404,256,216
SHORT-TERM INVESTMENTS - 5.7%
Money Market Mutual Funds - 5.7%
24,248,305	State Street Institutional U.S.
	Government Money Market
	Fund (0.00%(b) 7 Day Yield)	24,248,305
TOTAL SHORT-TERM INVESTMENTS
(Cost $24,248,305)		24,248,305
Total Investments - 100.0%
(Cost, $348,163,669)		428,504,521
Other Assets in Excess of Liabilities - 0.0%(c)		131,388
Net Assets - 100.0%		$428,635,909

(a)  Non-income producing security.
(b)  Less than 0.005%.
(c)  Less than 0.05% of total net assets.

Abbreviations:
ADR - American Depositary Receipt
Ltd. - Limited
PLC - Public Limited Company

See notes to financial statements

Semi-Annual Report | April 30, 2013 (Unaudited)	19

Century Shares Trust	Portfolio of Investments
April 30, 2013 (Unaudited)

Shares		Value
COMMON STOCKS - 97.5%
Consumer Discretionary - 20.5%
Auto Components - 2.7%
83,734	Lear Corp.	$4,838,150

Hotels, Restaurants & Leisure - 4.8%
113,637	Marriott International, Inc., Class A	4,893,209
22,065	Panera Bread Co., Class A(a)	3,910,580
		8,803,789
Internet & Catalog Retail - 2.4%
6,327	Priceline.com, Inc.(a)	4,403,529

Media - 5.9%
101,576	CBS Corp., Class B	4,650,149
109,677	DIRECTV(a)	6,203,331
		10,853,480
Multiline Retail - 2.1%
73,764	Dollar General Corp.(a)	3,842,367

Textiles Apparel & Luxury Goods - 2.6%
119,204	Gildan Activewear, Inc.	4,795,577
Total Consumer Discretionary		37,536,892

Consumer Staples - 9.3%
Beverages - 3.3%
73,639	PepsiCo, Inc.	6,073,009

Food & Staples Retailing - 2.8%
86,246	CVS Caremark Corp.	5,017,792

Food Products - 0.7%
18,718	McCormick & Co., Inc.	1,346,573

Tobacco - 2.5%
47,153	Philip Morris International, Inc.	4,507,355
Total Consumer Staples		16,944,729

Energy - 4.8%
Energy Equipment & Services - 3.9%
116,124	Halliburton Co.	4,966,624
23,961	Oil States International, Inc.(a)	2,141,155
		7,107,779
Oil, Gas & Consumable Fuels - 0.9%
26,712	Phillips 66	1,628,096
Total Energy		8,735,875

Shares		Value
Financials - 7.5%
Capital Markets - 2.3%
148,046	SEI Investments Co.	$4,242,998

Diversified Financial Services - 3.3%
121,974	JPMorgan Chase & Co.	5,977,946

Insurance - 1.9%
4	Berkshire Hathaway, Inc., Class A(a)	636,000
47,681	Prudential Financial, Inc.	2,880,886
		3,516,886
Total Financials		13,737,830

Health Care - 12.9%
Biotechnology - 3.0%
38,369	Alexion Pharmaceuticals, Inc.(a)	3,760,162
14,924	Celgene Corp.(a)	1,762,077
		5,522,239
Health Care Equipment & Supplies - 3.7%
138,456	ResMed, Inc.	6,648,657

Health Care Providers & Services - 3.5%
106,972	Express Scripts Holding Co.(a)	6,350,928

Pharmaceuticals - 2.7%
46,973	Actavis, Inc.(a)	4,966,455
Total Health Care		23,488,279

Industrials - 12.9%
Aerospace & Defense - 4.2%
123,550	B/E Aerospace, Inc.(a)	7,751,527

Commercial Services & Supplies - 3.4%
57,183	Stericycle, Inc.(a)	6,194,062

Construction & Engineering - 2.9%
92,954	Fluor Corp.	5,296,519

Industrial Conglomerates - 1.1%
19,156	3M Co.	2,005,825

Trading Companies & Distributors - 1.3%
48,216	Fastenal Co.	2,364,995
Total Industrials		23,612,928

See notes to financial statements

20	www.centuryfunds.com

Century Shares Trust	Portfolio of Investments
April 30, 2013 (Unaudited)

Shares		Value
Information Technology - 25.5%
Communications Equipment - 9.1%
296,607	Cisco Systems, Inc.	$6,205,018
44,310	F5 Networks, Inc.(a)	3,386,613
113,550	QUALCOMM, Inc.	6,996,951
		16,588,582
Computers & Peripherals - 6.1%
14,947	Apple, Inc.	6,617,784
206,350	EMC Corp.(a)	4,628,431
		11,246,215
Internet Software & Services - 4.5%
9,900	Google, Inc., Class A(a)	8,163,243

Software - 5.8%
88,074	Adobe Systems, Inc.(a)	3,970,376
204,000	Oracle Corp.	6,687,120
		10,657,496
Total Information Technology		46,655,536

Materials - 4.1%
Chemicals - 4.1%
124,261	LyondellBasell Industries NV,
	Class A	7,542,643

TOTAL COMMON STOCKS
(Cost $131,187,172)		178,254,712

Shares	Value
SHORT-TERM INVESTMENTS - 2.6%
Money Market Mutual Funds - 2.6%
4,770,988 State Street Institutional U.S.
Government Money Market
Fund (0.00%(b) 7 Day Yield)	$4,770,988

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,770,988)	4,770,988

Total Investments - 100.1%
(Cost, $135,958,160)	183,025,700

Liabilities in Excess of Other Assets - (0.1%)	(194,592)

Net Assets - 100.0%	$182,831,108

(a)  Non-income producing security.
(b)  Less than 0.005%.

Abbreviations:
NV - Naamloze Vennootschap (Dutch: Limited Liability Company)

See notes to financial statements

Semi-Annual Report | April 30, 2013 (Unaudited)	21

Century Growth Opportunities Fund	Portfolio of Investments
April 30, 2013 (Unaudited)

Shares		Value
COMMON STOCKS - 96.5%
Consumer Discretionary - 25.0%
Hotels, Restaurants & Leisure - 2.4%
26,919	Buffalo Wild Wings, Inc.(a)	$2,422,710

Household Durables - 7.0%
46,776	DR Horton, Inc.	1,219,918
47,346	Jarden Corp.(a)	2,131,044
24,678	Tupperware Brands Corp.	1,981,643
16,819	Whirlpool Corp.	1,922,075
		7,254,680
Internet & Catalog Retail - 2.0%
38,118	TripAdvisor, Inc.(a)	2,004,244

Multiline Retail - 2.0%
33,949	Family Dollar Stores, Inc.	2,083,450

Specialty Retail - 7.4%
28,534	DSW, Inc., Class A	1,886,668
53,326	Francesca’s Holdings Corp.(a)	1,522,991
30,602	PetSmart, Inc.	2,088,280
51,586	Urban Outfitters, Inc.(a)	2,137,724
		7,635,663
Textiles, Apparel & Luxury Goods - 4.2%
51,864	Hanesbrands, Inc.(a)	2,601,498
75,565	Vera Bradley, Inc.(a)	1,724,394
		4,325,892
Total Consumer Discretionary		25,726,639

Consumer Staples - 3.7%
Food & Staples Retailing - 1.9%
38,650	United Natural Foods, Inc.(a)	1,930,181

Household Products - 1.8%
34,121	Spectrum Brands Holdings, Inc.	1,910,776
Total Consumer Staples		3,840,957

Energy - 3.9%
Energy Equipment & Services - 3.0%
18,572	Dril Quip, Inc.(a)	1,554,662
66,243	Helix Energy Solutions Group, Inc.(a)	1,526,239
		3,080,901
Oil, Gas & Consumable Fuels - 0.9%
21,231	Whiting Petroleum Corp.(a)	944,779
Total Energy		4,025,680

Shares		Value
Financials - 8.5%
Capital Markets - 2.1%
49,911	Waddell & Reed Financial, Inc.,
	Class A	$2,139,685

Commercial Banks - 2.1%
153,792	Associated Banc Corp.	2,194,612

Insurance - 4.3%
75,230	Brown & Brown, Inc.	2,331,378
42,127	The Hanover Insurance Group, Inc.	2,124,464
		4,455,842
Total Financials		8,790,139

Health Care - 21.9%
Biotechnology - 4.5%
53,185	Alkermes PLC(a)	1,627,993
36,035	Myriad Genetics, Inc.(a)	1,003,575
21,718	Onyx Pharmaceuticals, Inc.(a)	2,058,866
		4,690,434
Health Care Equipment & Supplies - 5.1%
19,371	The Cooper Cos., Inc.	2,138,559
46,131	Cyberonics, Inc.(a)	2,003,008
23,812	ResMed, Inc.	1,143,452
		5,285,019
Health Care Providers & Services - 3.7%
47,959	Hanger, Inc.(a)	1,457,474
35,004	Universal Health Services, Inc.,
	Class B	2,330,916
		3,788,390
Health Care Technology - 1.4%
75,837	MedAssets, Inc.(a)	1,420,427

Life Sciences Tools & Services - 2.9%
25,153	Charles River Laboratories
	International, Inc.(a)	1,093,904
61,007	PerkinElmer, Inc.	1,869,865
		2,963,769
Pharmaceuticals - 4.3%
35,452	Jazz Pharmaceuticals PLC(a)	2,068,624
44,431	Salix Pharmaceuticals Ltd.(a)	2,323,297
		4,391,921
Total Health Care		22,539,960

See notes to financial statements

22	www.centuryfunds.com

Century Growth Opportunities Fund	Portfolio of Investments
April 30, 2013 (Unaudited)

Shares		Value
Industrials - 15.2%
Aerospace & Defense - 2.4%
39,383	B/E Aerospace, Inc.(a)	$2,470,889

Air Freight & Logistics - 0.9%
26,600	Hub Group, Inc., Class A(a)	974,890

Construction & Engineering - 1.4%
26,158	Chicago Bridge & Iron Co., NV	1,407,039

Electrical Equipment - 1.0%
8,504	Roper Industries, Inc.	1,017,504

Machinery - 4.5%
76,967	ITT Corp.	2,124,289
53,468	Navistar International Corp.(a)	1,770,860
10,341	Nordson Corp.	718,596
		4,613,745
Professional Services - 1.0%
19,069	The Corporate Executive Board Co.	1,074,729

Road & Rail - 2.1%
19,969	Kansas City Southern	2,178,019

Trading Companies & Distributors - 1.9%
36,710	United Rentals, Inc.(a)	1,931,313
Total Industrials		15,668,128

Information Technology - 14.8%
Communications Equipment - 1.8%
84,776	Aruba Networks, Inc.(a)	1,906,612

Electronic Equipment Instruments & Components - 2.1%
16,496	IPG Photonics Corp.	1,050,465
16,105	Littelfuse, Inc.	1,124,451
		2,174,916
IT Services - 4.5%
14,803	Alliance Data Systems Corp.(a)	2,542,711
75,061	Cardtronics, Inc.(a)	2,102,459
		4,645,170
Semiconductors & Semiconductor Equipment - 2.5%
53,819	NXP Semiconductor NV(a)	1,482,713
32,922	Semtech Corp.(a)	1,055,809
		2,538,522
Software - 3.9%
24,023	ANSYS, Inc.(a)	1,942,500
41,909	BroadSoft, Inc.(a)	1,071,194

See notes to financial statements

Shares	Value
Information Technology (continued)
Software (continued)
43,543 NetScout Systems, Inc.(a)	$ 993,216
4,006,910
Total Information Technology	15,272,130
Materials - 1.6%
Chemicals - 1.6%
30,971 Axiall Corp.	1,624,429
Telecommunication Services - 1.9%
Diversified Telecommunication Services - 1.9%
73,569 tw telecom, Inc.(a)	1,992,249

TOTAL COMMON STOCKS
(Cost $87,019,096)	99,480,311
SHORT-TERM INVESTMENTS - 3.1%
Money Market Mutual Funds - 3.1%
3,159,834 State Street Institutional U.S.
Government Money Market
Fund (0.00%(b) 7 Day Yield)	3,159,834
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,159,834)	3,159,834
Total Investments - 99.6%
(Cost, $90,178,930)	102,640,145

Other Assets in Excess of Liabilities - 0.4%	402,527
Net Assets - 100.0%	$103,042,672

(a)  Non-income producing security.
(b)  Less than 0.005%.

Abbreviations:
Ltd. - Limited
NV - Naamloze Vennootschap (Dutch: Limited Liability Company)
PLC - Public Limited Company

Semi-Annual Report | April 30, 2013 (Unaudited)	23

Century Funds	Statement of Assets and Liabilities
April 30, 2013 (Unaudited)

	Century Small	Century	Century Growth
	Cap Select	Shares	Opportunities
	Fund	Trust	Fund

ASSETS:
Investments, at value (Note 1) (cost - see below)	$428,504,521	$183,025,700	$102,640,145
Receivable for investments sold	3,638,729	–	1,109,484
Receivable for fund shares subscribed	535,715	700	70,872
Dividends receivable	33,328	29,064	24,834
Prepaid expenses	21,730	9,228	5,344
Total Assets	432,734,023	183,064,692	103,850,679

LIABILITIES:
Payable to Affiliates:
Investment adviser fee (Note 4)	331,761	118,202	60,450
Administration fees (Note 5)	–	14,775	8,373
Distribution and service fees (Note 6)	29,707	–	–
Payable for investments purchased	3,473,632	–	524,748
Payable for shares redeemed	130,917	24,631	161,209
Accrued expenses and other liabilities	132,097	75,976	53,227
Total Liabilities	4,098,114	233,584	808,007
NET ASSETS	$428,635,909	$182,831,108	$103,042,672

NET ASSETS CONSIST OF:
Paid-in capital	$372,054,762	$131,834,753	$98,089,335
Accumulated net investment loss	(1,408,800)	(58,305)	(224,046)
Accumulated net realized gain/(loss) on investments	(22,350,905)	3,987,120	(7,283,832)
Unrealized appreciation in value of investments	80,340,852	47,067,540	12,461,215
NET ASSETS	$428,635,909	$182,831,108	$103,042,672

Net Assets:
Institutional Shares	$311,118,285	$182,831,108	$103,042,672
Investor Shares	$117,517,624	N/A	N/A
Shares Outstanding (Note 2):
Institutional Shares	10,603,146	9,336,842	8,729,682
Investor Shares	4,140,142	N/A	N/A
Net Asset Value Per Share
(Represents both the offering and redemption price)
Institutional Shares	$29.34	$19.58	$11.80
Investor Shares	$28.38	N/A	N/A
Cost of investments	$348,163,669	$135,958,160	$90,178,930

See notes to financial statements

24	www.centuryfunds.com

Century Funds	Statement of Operations
For the Six Months Ended April 30, 2013 (Unaudited)

	Century Small	Century	Century Growth
	Cap Select	Shares	Opportunities
	Fund	Trust	Fund

INVESTMENT INCOME:
Dividends	$3,014,317	$1,536,029	$608,197
Foreign taxes withheld	–	(71,091)	–
Total Investment Income	3,014,317	1,464,938	608,197

EXPENSES:
Investment adviser fees (Notes 4 and 7)	1,952,402	702,707	393,040
Distribution and service fees - (Note 6)
Investor Shares	121,009	–	–
Administration fees	–	87,838	49,130
Transfer agency fees:
Institutional Shares	74,135	52,079	14,450
Investor Shares	74,295	–	–
Fund accounting fees	24,338	10,703	7,047
Custodian fees	13,039	5,762	10,289
Insurance fees	15,351	6,602	2,130
Professional fees	40,851	29,909	27,468
Registration fees	28,115	10,193	20,187
Trustee fees	85,878	36,466	20,733
Printing fees	37,577	23,584	8,513
Other expenses	28,387	27,531	4,781
Total Expenses	2,495,377	993,374	557,768

Adviser waivers/reimbursements (Note 7)	–	–	(17,369)
Net Expenses	2,495,377	993,374	540,399

NET INVESTMENT INCOME	518,940	471,564	67,798

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	21,645,413	3,987,215	1,499,517
Net change in unrealized appreciation of investments	23,249,981	16,569,241	7,237,020
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	44,895,394	20,556,456	8,736,537
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,414,334	$21,028,020	$8,804,335

See notes to financial statements

Semi-Annual Report | April 30, 2013 (Unaudited)	25

Century Funds	Statement of Changes in Net Assets

	Century Small Cap Select Fund
	For the
	Six Months Ended	For the
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
OPERATIONS:
Net investment income/(loss)	$518,940	$(2,292,157)
Net realized gain on investments	21,645,413	33,340,695
Change in net unrealized appreciation	23,249,981	5,051,228
Net increase in net assets resulting from operations	45,414,334	36,099,766
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Shares
From net investment income	–	–
From net realized gains on investments	–	–
Investor Shares
From net investment income	–	–
From net realized gains on investments	–	–
Total distributions	–	–
CAPITAL SHARE TRANSACTIONS:
Decrease in net assets from capital
share transactions (Note 2)	(10,227,748)	(14,062,915)
Redemption fees	5,079	5,950
Net decrease from share transactions	(10,222,669)	(14,056,965)

Total increase	35,191,665	22,042,801

NET ASSETS:
Beginning of period	393,444,244	371,401,443
End of period*	$428,635,909	$393,444,244
*Including accumulated net investment loss	$(1,408,800)	$(1,927,740)

See notes to financial statements

26	www.centuryfunds.com

Century Funds	Statement of Changes in Net Assets

	Century Shares Trust Fund		Century Growth Opportunities Fund
	For the		For the
	Six Months Ended	For the	Six Months Ended	For the
	April 30, 2013	Year Ended	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012	(Unaudited)	October 31, 2012
OPERATIONS:
Net investment income/(loss)	$471,564	$425,051	$67,798	$(130,679)
Net realized gain/(loss) on investments	3,987,215	21,366,294	1,499,517	(8,245,814)
Change in net unrealized
appreciation/(depreciation)	16,569,241	(8,805,126)	7,237,020	4,871,077
Net increase/(decrease) in net assets resulting
from operations	21,028,020	12,986,219	8,804,335	(3,505,416)
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional
From net investment income	(399,964)	(554,986)	(173,997)	–
From net realized gains on investments	(21,366,389)	(18,171,512)	–	–
Total distributions	(21,766,353)	(18,726,498)	(173,997)	–
CAPITAL SHARE TRANSACTIONS:
Increase in net assets from capital share
transactions (see Note 2)	9,034,687	2,059,194	126,883	90,460,716
Redemption fees	425	14,367	–	6,703
Net increase from share transactions	9,035,112	2,073,561	126,883	90,467,419

Total increase/(decrease)	8,296,779	(3,666,718)	8,757,221	86,962,003

NET ASSETS:
Beginning of period	174,534,329	178,201,047	94,285,451	7,323,448
End of period*	$182,831,108	$174,534,329	$103,042,672	$94,285,451
*Including accumulated net investment loss	$(58,305)	$(129,905)	$(224,046)	$(117,847)

See notes to financial statements

Semi-Annual Report | April 30, 2013 (Unaudited)	27

Century Small Cap Select Fund – Institutional Shares	Financial Highlights
For a share outstanding throughout the periods presented.

	Six Months
	Ended
	April 30, 2013		Year Ended October 31,
	(Unaudited)		2012	2011	2010	2009	2008
NET ASSET VALUE, BEGINNING OF PERIOD	$26.27		$23.91	$20.99	$16.34	$14.62	$26.13
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.05		(0.12)	(0.09)	(0.05)	(0.01)	(0.12)
Net realized and unrealized gain/(loss)
on investments	3.02		2.48	3.01	4.70	1.73	(9.00)
Total income/(loss) from investment operations	3.07		2.36	2.92	4.65	1.72	(9.12)
LESS DISTRIBUTIONS FROM:
Net investment income	–		–	–	–	–	(0.10)
Tax return of capital	–		–	–	–	–	(0.19)
Net realized gain on investment transactions	–		–	–	–	–	(2.10)
Total distributions	–		–	–	–	–	(2.39)
REDEMPTION FEES	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, END OF PERIOD	$29.34		$26.27	$23.91	$20.99	$16.34	$14.62

Total Return	11.69	%(c)	9.87%	13.86%	28.52%	11.69%	(38.24%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$311,118		$281,480	$254,724	$249,429	$216,295	$262,793
Ratio of expenses to average net assets	1.13	%(d)	1.10%	1.11%	1.13%	1.14%	1.11%
Ratio of net investment income/(loss) to
average net assets	0.33	%(d)	(0.48%)	(0.37%)	(0.25%)	(0.08%)	(0.57%)
Portfolio Turnover Rate	32	%(c)	53%	75%	85%	133%	104%

(a) Per share numbers have been calculated using the average shares method.
(b) Less than $0.005 per share.
(c) Not annualized.
(d) Annualized.

See notes to financial statements

28	www.centuryfunds.com

Century Small Cap Select Fund – Investor Shares	Financial Highlights
For a share outstanding throughout the periods presented.

	Six Months
	Ended
	April 30, 2013		Year Ended October 31,
	(Unaudited)		2012	2011	2010	2009	2008
NET ASSET VALUE, BEGINNING OF PERIOD	$25.45		$23.25	$20.49	$16.00	$14.37	$25.72
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/loss(a)	0.01		(0.21)	(0.17)	(0.11)	(0.07)	(0.20)
Net realized and unrealized gain/(loss)
on investments	2.92		2.41	2.92	4.60	1.70	(8.86)
Total income/(loss) from investment operations	2.93		2.20	2.75	4.49	1.63	(9.06)
LESS DISTRIBUTIONS FROM:
Tax return of capital	–		–	–	–	–	(0.19)
Net realized gain on investment transactions	–		–	–	–	–	(2.10)
Total distributions	–		–	–	–	–	(2.29)
REDEMPTION FEES	0.00	(b)	0.00 (b)	0.01 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, END OF PERIOD	$28.38		$25.45	$23.25	$20.49	$16.00	$14.37

Total Return	11.51	%(c)	9.46%	13.47%	28.06%	11.27%	(38.49%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$117,518		$111,965	$116,678	$92,618	$91,809	$102,252
Ratio of expenses to average net assets	1.43	%(d)	1.47%	1.48%	1.50%	1.53%	1.50%
Ratio of net investment income/(loss) to
average net assets	0.04	%(d)	(0.84%)	(0.71%)	(0.61%)	(0.47%)	(0.96%)
Portfolio Turnover Rate	32	%(c)	53%	75%	85%	133%	104%

(a) Per share numbers have been calculated using the average shares method.
(b) Less than $0.005 per share.
(c) Not annualized.
(d) Annualized.

See notes to financial statements

Semi-Annual Report | April 30, 2013 (Unaudited)	29

Century Shares Trust – Institutional Shares	Financial Highlights
For a share outstanding throughout the periods presented.

	Six Months
	Ended
	April 30, 2013		Year Ended October 31,
	(Unaudited)		2012	2011	2010		2009	2008
NET ASSET VALUE, BEGINNING OF PERIOD	$19.81		$20.66	$19.65	$16.84		$15.51	$29.52
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.05		0.05	(0.02)	(0.01)		0.00 (b)	(0.01)
Net realized and unrealized gain/(loss)
on investments	2.24		1.28	1.93	2.82		1.36	(7.44)
Total income/(loss) from investment operations	2.29		1.33	1.91	2.81		1.36	(7.45)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)		(0.06)	(0.01)	(0.00	)(b)	(0.03)	(0.30)
Net realized gain on investment transactions	(2.47)		(2.12)	(0.89)	–		–	(6.26)
Total distributions	(2.52)		(2.18)	(0.90)	(0.00	)(b)	(0.03)	(6.56)
REDEMPTION FEES	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, END OF PERIOD	$19.58		$19.81	$20.66	$19.65		$16.84	$15.51

Total Return	12.57	%(c)	7.63%	9.79%	16.72%		8.59%	(32.31%)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$182,831		$174,534	$178,201	$177,042		$166,574	$168,199
Ratio of expenses to average net assets	1.13	%(d)	1.12%	1.13%	1.15%		1.20%	1.17%
Ratio of net investment income/(loss) to
average net assets	0.54	%(d)	0.24%	(0.10%)	(0.05%)		0.03%	(0.02%)
Portfolio Turnover Rate	23	%(c)	79%	72%	67%		79%	91%

(a) Per share numbers have been calculated using the average shares method.
(b) Less than $0.005 per share.
(c) Not annualized.
(d) Annualized.

See notes to financial statements

30	www.centuryfunds.com

Century Growth Opportunities Fund – Institutional Shares	Financial Highlights
For a share outstanding throughout the periods presented.

				For the Period
Six Months Ended			For the	November 17, 2010
April 30, 2013			Year Ended	(Inception) to
(Unaudited)			October 31, 2012	October 31, 2011
NET ASSET VALUE, BEGINNING OF PERIOD	$10.81		$10.67	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.01		(0.02)	(0.07)
Net realized and unrealized gain on investments	1.00		0.16	0.74
Total income from investment operations	1.01		0.14	0.67
LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)		–	–
Total distributions	(0.02)		–	–
REDEMPTION FEES	–		0.00 (b)	0.00	(b)
NET ASSET VALUE, END OF PERIOD	$11.80		$10.81	$10.67
Total Return	9.35	%(c)	1.31%	6.70	%(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$103,043		$94,285	$7,323
Ratio of expenses to average net assets without
giving effect to contractual expense agreement	1.14	%(d)	1.20%	3.62	%(d)
Ratio of expenses to average net assets	1.10	%(d)	1.10%	1.10	%(d)
Ratio of net investment income/(loss) to
average net assets	0.14	%(d)	(0.18%)	(0.64	%)(d)
Portfolio Turnover Rate	70	%(c)	148%	119	%(c)

(a) Per share numbers have been calculated using the average shares method.
(b) Less than $0.005 per share.
(c) Not annualized.
(d) Annualized.

See notes to financial statements

Semi-Annual Report | April 30, 2013 (Unaudited)	31

Century Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

(1) SIGNIFICANT ACCOUNTING POLICIES

Century Capital Management Trust (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. Century Shares Trust, Century Small Cap Select Fund and Century Growth Opportunities Fund (each a “Fund” and, collectively, the “Funds”) are diversified series of the Trust. The following are significant accounting policies consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States (GAAP).

The investment objective of Century Shares Trust is to seek long-term growth of principal and income. The investment objective of each of Century Small Cap Select Fund and Century Growth Opportunities Fund is to seek long-term capital growth.

A. Security Valuations — Equity securities are valued at the last reported sale price or official closing price on the primary exchange or market on which they are traded, as reported by an independent pricing service. If no sale price or official closing price is reported, market value is generally determined based on quotes or closing prices obtained from a quotation reporting system, established market maker, or reputable pricing service. For unlisted securities and for exchange-listed securities for which there are no reported sales or official closing prices, fair value is generally determined using closing bid prices. In the absence of readily available market quotes, securities and other assets will be valued at fair value, as determined in good faith under procedures established by and under the general supervision of the Funds’ Board of Trustees. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value each business day.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

32	www.centuryfunds.com

Century Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Funds’ investments carried at fair value:

Century Small Cap Select Fund		Level 2 -
		Other	Level 3 -
		Significant	Significant
Investments in Securities at	Level 1 -	Observable	Unobservable
Value*	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$404,256,216	$—	$—	$404,256,216
Short-Term Investments	24,248,305	—	—	24,248,305
TOTAL	$428,504,521	$—	$—	$428,504,521

Century Shares Trust Fund		Level 2 -
		Other	Level 3 -
		Significant	Significant
Investments in Securities at	Level 1 -	Observable	Unobservable
Value*	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$178,254,712	$—	$—	$178,254,712
Short-Term Investments	4,770,988	—	—	4,770,988
TOTAL	$183,025,700	$—	$—	$183,025,700

Century Growth Opportunities Fund		Level 2 -
		Other	Level 3 -
		Significant	Significant
Investments in Securities at	Level 1 -	Observable	Unobservable
Value*	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$99,480,311	$—	$—	$99,480,311
Short-Term Investments	3,159,834	—	—	3,159,834
TOTAL	$102,640,145	$—	$—	$102,640,145

*	At April 30, 2013 the Funds held investments in common stocks classified as Level 1, with corresponding major categories as shown on each Fund’s Portfolio of Investments.

The Funds recognize transfers into and out of all levels at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the period.

There were no securities classified as Level 3 securities during the period, thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for these Funds.

B. Security Transactions — Security transactions are recorded on a trade date basis. Gain or loss on sales is determined by the use of a specific identification method, for both financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds may invest in equity securities issued or guaranteed by companies organized and based in countries outside of the United States. These securities may be traded on foreign securities exchanges or in foreign over-the-counter markets. Foreign dividend income is recorded on ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and capital gain on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded daily on an accrual basis.

Semi-Annual Report | April 30, 2013 (Unaudited)	33

Century Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

C. Use of Estimates — The preparation of these financial statements in accordance with GAAP incorporates estimates made by management in determining the reported amounts of assets, liabilities, income and expenses of the Funds. Actual results could differ from those estimates.

D. Risks and Uncertainty — Century Small Cap Select Fund concentrates its investments in certain industries detailed in the Portfolio of Investments, which subjects the Fund to the risks associated with those industries and may result in greater fluctuation in share value than is experienced in more diversified portfolios. In addition, the Fund invests in smaller companies, which generally involves greater risk than investing in larger, more established companies.

Century Shares Trust may invest a significant portion of assets in a limited number of companies. As a result, the Fund may be more susceptible to financial, market and economic events affecting particular companies and therefore may experience greater price volatility than funds with more diversified portfolios. Century Growth Opportunities Fund invests mainly in small-cap and mid-cap companies, which, historically, have been more volatile in price than the stocks of large-cap companies.

Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.

At any given time, a significant portion of the assets of each Fund may be invested in securities of companies within the same market sector of the economy. Companies within the same sector often face similar issues and, consequently, may react similarly to changes in market conditions. If a Fund has a significant weighting in one or more sectors, it may be subject to more risk and price volatility.

E. Multiple Classes of Shares — Century Small Cap Select Fund offers two classes of shares, which differ in their respective distribution and service fees. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Certain expense reductions may differ by class. Because transfer agent fees include a per account fee, each class differs with respect to transfer agent fees incurred.

F. Redemption Fees — In general, shares of each Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each share class of each Fund for the benefit of the Fund’s remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and amounts are shown on the Schedule of Changes in Net Assets.

G. Income Tax Information and Distributions to Shareholders — Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and sufficient net investment income and net realized gains, if any, under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates class. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book and tax differences. Generally accepted accounting principles require that any distributions in excess of tax basis earnings and profits be reported in the financial statements as a tax return of capital.

34	www.centuryfunds.com

Century Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

The net unrealized appreciation/depreciation of investments based on federal tax cost as of April 30, 2013 was as follows:

			Century
	Century	Century	Growth
	Small Cap	Shares	Opportunities
	Select Fund	Trust Fund	Fund
Gross appreciation on investments (excess of value over tax cost)	$94,783,647	$48,497,773	$12,968,606
Gross depreciation on investments (excess of tax cost over value)	(15,192,269)	(1,430,233)	(1,361,587)
Net unrealized appreciation	$79,591,378	$47,067,540	$11,607,019
Cost of investments for federal income tax purposes	$348,913,143	$135,958,160	$91,033,126

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and real estate investment trust basis adjustments.

The tax character of distributions paid by the Funds during the year ended October 31, 2012 was as follows:

			Century
	Century	Century	Growth
	Small Cap	Shares	Opportunities
Distributions Paid From:	Select Fund	Trust Fund	Fund
Ordinary Income	$0	$1,057,727	$0
Long-term capital gains	0	17,668,771	0
Total	$0	$18,726,498	$0

The tax character of distributions paid by the Funds during the period ended April 30, 2013, will be determined at the Funds’ fiscal year end, October 31, 2013.

As of October 31, 2012, the Funds had pre-RIC Modernization enactment capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

			Century
	Century	Century	Growth
	Small Cap	Shares	Opportunities
Expiration Date	Select Fund	Trust Fund	Fund
October 31, 2017	$43,614,763	$0	$0
October 31, 2019	$0	$0	$501,921

As of October 31, 2012 the Funds had post-RIC Modernization enactment capital loss carryforwards as follows:

			Century
	Century	Century	Growth
	Small Cap	Shares	Opportunities
Character	Select Fund	Trust Fund	Fund
Short-Term	$0	$0	$7,649,319
Long-Term	$0	$0	$0

Post-enactment capital losses arise in fiscal years beginning after December 22, 2010. As a result of the enactment of the Regulated Investment Company Act of 2010, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

The Funds elect to defer to the period ending October 31, 2013, late year ordinary losses in the amounts of $1,927,740 for Century Small Cap Select Fund, $248,367 for Century Shares Trust and $117,847 for Century Growth Opportunities Fund.

As of April 30, 2013, the Funds had no uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended October 31, 2009, October 31, 2010, October 31, 2011, and returns to be filed for the year ended October 31, 2012, remain subject to examination by the Internal Revenue Service.

Semi-Annual Report | April 30, 2013 (Unaudited)	35

Century Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

H. Indemnifications — In the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

(2) TRANSACTIONS IN SHARES

Century Small Cap Select Fund — The number of authorized shares is unlimited. Transactions in each class of shares were as follows:

	For the Six Months Ended April 30, 2013 (Unaudited)
	Institutional		Investor
	Shares	Amount	Shares	Amount
Sold	985,151	$27,285,676	278,219	$7,534,310
Repurchased	(1,095,861)	(30,542,758)	(536,789)	(14,504,976)
Net Decrease	(110,710)	$(3,257,082)	(258,570)	$(6,970,666)
	For the Year Ended October 31, 2012
	Institutional		Investor
	Shares	Amount	Shares	Amount
Sold	2,049,071	$52,385,431	500,910	$12,388,387
Repurchased	(1,990,017)	(50,928,700)	(1,121,329)	(27,908,033)
Net Increase/(Decrease)	59,054	$1,456,731	(620,419)	$(15,519,646)

Century Shares Trust — The number of authorized shares is unlimited. Transactions in each class of shares were as follows:

	For the Six Months Ended
	April 30, 2013 (Unaudited)
	Institutional
	Shares	Amount
Sold	57,816	$1,091,336
Issued to shareholders in reinvestment of distributions	1,095,688	19,733,349
	1,153,504	20,833,842
Repurchased	(625,833)	(11,789,998)
Net Increase	527,671	$9,034,687
	For the Year Ended October 31, 2012
	Institutional
	Shares	Amount
Sold	180,586	$3,625,862
Issued to shareholders in reinvestment of distributions	931,203	16,696,472
	1,111,789	20,322,334
Repurchased	(928,097)	(18,263,140)
Net Increase	183,692	$2,059,194

36	www.centuryfunds.com

Century Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

Century Growth Opportunities Fund – The number of authorized shares is unlimited. Transactions in each class of shares were as follows:

	For the Six Months Ended
	April 30, 2013 (Unaudited)
	Institutional
	Shares	Amount
Sold	777,574	$9,009,694
Issued to shareholders in reinvestment of distributions	15,506	173,197
	793,080	9,182,891
Repurchased	(788,040)	(9,056,008)
Net Increase	5,040	$126,883
	For the Year Ended October 31, 2012
	Institutional
	Shares	Amount
Sold	9,129,642	$102,323,974
Issued to shareholders in reinvestment of distributions	–	–
	9,129,642	102,323,974
Repurchased	(1,091,369)	(11,863,258)
Net Increase	8,038,273	$90,460,716

(3) INVESTMENT SECURITIES TRANSACTIONS

Century Small Cap Select Fund purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $125,292,078 and $148,111,020, respectively, during the six months ended April 30, 2013.

Century Shares Trust purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $39,184,826 and $51,147,436, respectively, during the six months ended April 30, 2013.

Century Growth Opportunities Fund purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $67,664,290 and $70,303,805, respectively, during the six months ended April 30, 2013.

(4) INVESTMENT ADVISER FEE

Century Small Cap Select Fund: The Trust has entered into an Investment Advisory and Management Services Agreement (the “Agreement”) with Century Capital Management, LLC (“CCM”) pursuant to which CCM provides investment advisory, management and administrative services to Century Small Cap Select Fund. Under the Agreement, the Fund pays a monthly management fee at the annual rate of 0.95% of the Fund’s average daily net assets.

Century Shares Trust: The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with CCM pursuant to which CCM provides an investment program for Century Shares Trust. Under the Agreement, the Fund pays a management fee based on the Fund’s average daily net assets computed at the following annual rates: 0.80% of the first $500 million and 0.70% of the amounts exceeding $500 million.

Century Growth Opportunities Fund: The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with CCM pursuant to which CCM provides investment advisory services to Century Growth Opportunities Fund. Under the Agreement, the Fund pays a management fee based on the Fund’s average daily net assets at the following annual rates: 0.80% of the first $500 million and 0.75% thereafter.

Semi-Annual Report | April 30, 2013 (Unaudited)	37

Century Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

(5) ADMINISTRATION FEES

Century Small Cap Select Fund: Per the Investment Advisory and Management Services Agreement between the Trust and CCM, Century Small Cap Select Fund may reimburse CCM for expenses associated with having the adviser’s personnel perform shareholder service functions and certain financial, accounting, administrative and clerical services.

Century Shares Trust: The Trust has entered into an Administration Agreement with CCM pursuant to which CCM provides certain administrative services to Century Shares Trust at the annual rate of 0.10% of the Fund’s average daily net assets.

Century Growth Opportunities Fund: The Trust has entered into an Administration Agreement with CCM pursuant to which CCM provides certain administrative services to Century Growth Opportunities Fund at the annual rate of 0.10% of the Fund’s average daily net assets.

Effective September 1, 2012, CCM has entered into a Sub-Administration Agreement with ALPS Fund Services, Inc. (“ALPS”) pursuant to which ALPS provides certain administrative services to each Fund on behalf of CCM. CCM pays ALPS a sub-administration fee for sub-administration services provided to each Fund. Prior to September 4, 2012, CCM had a Sub-Administration Agreement with State Street Bank and Trust Company.

(6) DISTRIBUTION AND OTHER FEES

The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act on behalf of Century Small Cap Select Fund. The Plan authorizes the Fund to pay up to 0.25% of the average daily net assets of the Fund’s Investor Shares class for distribution and shareholder services. The Plan may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor Shares.

The Trust has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing such services. Certain services would be provided by the Funds if the shares of each customer were registered directly with the Funds’ transfer agent. Each Fund pays a portion of the intermediary fees attributable to shares of the Fund not exceeding the estimated expense the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary accounts.

(7) ADVISER REIMBURSEMENTS

Century Growth Opportunities Fund: CCM contractually agreed to limit the operating expenses of Century Growth Opportunities Fund to 1.10% of average daily net assets through February 28, 2014.

(8) TRUSTEE AND OFFICER FEES

As of April 30, 2013, there were eight Trustees, six of whom are not “interested persons” (within the meaning of the 1940 Act) of the Trust (the “Independent Trustees”). Each Independent Trustee receives a retainer of $4,000 per calendar quarter from the Trust for his or her services. The chairperson of the Audit Committee receives an additional retainer of $1,125 per calendar quarter; the Lead Independent Trustee receives an additional retainer of $750 per calendar quarter; and the Chairpersons of the Oversight and Governance Committee and Nominating Committee each receive an additional retainer of $375 per calendar quarter. In addition, each Independent Trustee is paid a fee of $5,500 for each meeting of the Board of Trustees attended or participated in, as the case may be. The Independent Trustees are not paid an additional fee from the Trust for attendance at and/or participation in meetings of the various committees of the Board. The Independent Trustees are also reimbursed for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

38	www.centuryfunds.com

Century Funds	Disclosure of Fund Expenses
April 30, 2013 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: direct costs, such as short-term redemption fees and wire fees, and indirect costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

				Expenses
				Paid
	Beginning	Ending		During period
	Account	Account		November 1,
	Value	Value		2012
	November 1,	April 30,	Expense	to April 30,
	2012	2013	Ratio(a)	2013(b)
Century Small Cap Select Fund
Institutional Shares
Actual	$1,000.00	$1,116.90	1.13%	$5.93
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	1.13%	$5.66
Investor Shares
Actual	$1,000.00	$1,115.10	1.43%	$7.50
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	1.43%	$7.15
Century Shares Trust Fund
Institutional Shares
Actual	$1,000.00	$1,125.70	1.13%	$5.96
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	1.13%	$5.66
Century Growth Opportunities Fund
Institutional Shares
Actual	$1,000.00	$1,093.50	1.10%	$5.71
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	1.10%	$5.51

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365.

Semi-Annual Report | April 30, 2013 (Unaudited)	39

Century Funds	Privacy Policy
April 30, 2013 (Unaudited)

Century Capital Management and the Century Funds are committed to maintaining the confidentiality, integrity and security of your personal information and financial data. We consider this information to be private and held in confidence between you and Century. This is to inform you of our policies to protect the privacy of your nonpublic personal information.

Information We Collect

When you invest in the Century Funds, we collect certain nonpublic personal information about you, which we use to open and service your account and respond to your requests. This information includes your name, address, tax identification number, birth date, investment selection, beneficiary information and possibly personal bank account information. It also includes information about your transactions and account history, as well as information that we may receive from third parties, such as financial advisers, consumer reporting agencies, and consultants.

Disclosure Policy

We do not disclose nonpublic personal information about current or former shareholders or customers to any third parties except as necessary to process a transaction, service an account, or as otherwise permitted by law. For example, the Century Funds use a third party transfer agent who uses your information only to process or analyze transactions that you have requested. Our contracts with such parties contain provisions restricting their use of your nonpublic personal information to those purposes for which they were hired. We do not sell non-public personal information to anyone.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees and service providers involved in administering or servicing your account or helping us meet our regulatory obligations. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information.

40	www.centuryfunds.com

Fund Information

PORTFOLIO HOLDINGS
Each fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of the fund’s fiscal year on Form N-Q. The Forms N-Q are available on the SEC’s website at http://www.sec.gov, and they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING
A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities and each fund’s proxy voting record for the 12-month period ended June 30 are available, without charge, upon request, by calling 1-800-321-1928. You may also obtain a copy of the funds’ proxy voting policies and procedures and proxy voting record on the SEC’s website at http://www.sec.gov.

FOR MORE INFORMATION
For more information about the Century Funds, please call 1-800-303-1928.

Regular Mailing Address:
Century Funds
P.O. Box 588
Portland, ME 04112

Investment Adviser
Century Capital Management, LLC
100 Federal Street
Boston, MA 02110

Overnight Mailing Address:
Century Funds
c/o Atlantic Shareholder Services, LLC
3 Canal Plaza, Ground Floor
Portland, ME 04101

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

100 Federal Street
Boston, Massachusetts 02110

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer, after evaluating the effectiveness of the registrant's "disclosure controls and procedures" (as defined in the Investment Company Act of 1940 Rule 30-a-2(c) under the Act (17 CFR 270.30a-2(c))) as of a date (the "Evaluation Date") within 90 days of the filing date of this report, have concluded that, as of the Evaluation Date, the registrant's disclosure controls and procedures were adequately designed to ensure that the information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.302CERT.

(b)      Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Century Capital Management Trust

By: /s/ Alexander L. Thorndike
Alexander L. Thorndike, Chairman

Date: July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Alexander L. Thorndike
Alexander L. Thorndike, Principal Executive Officer

Date: July 8, 2013

By: /s/ Julie Smith
Julie Smith, Principal Financial Officer

Date: July 8, 2013